UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 4, 2004
                                                          ---------------

                                  E-Z-EM, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   1-11479                                11-1999504
           ------------------------            ---------------------------------
           (Commission File Number)            (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York, NY                           11042
----------------------------------------------                        ----------
   (Address of Principal Executive Offices)                           (Zip Code)

                                 (516) 333-8230
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

            On October 4, 2004, E-Z-EM, Inc. issued a press release announcing the definitive distribution ratio for its previously announced distribution to the E-Z-EM stockholders of the 9.2 million shares of common stock of AngioDynamics, Inc. held by E-Z-EM. A copy of the press release issued by E-Z-EM is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 9.01 Financial Statements and Exhibits

            (c)   Exhibits

                  99.1  Press release dated October 4, 2004.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2004                  E-Z-EM, INC.
                                        (Registrant)


                                        By: /s/ Peter J. Graham
                                            ------------------------------------
                                            Peter J. Graham
                                            Vice President, General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit     Description
-------     -----------

99.1        Press Release dated October 5, 2004.